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                                                                    EXHIBIT 10.8


                          PEPTIDE THERAPEUTICS LIMITED

                                     - and -

                               NOVARTIS PHARMA AG


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                             COLLABORATION AGREEMENT


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                                    CONTENTS

1          Definition
2          The Programme
3          Consideration
4          Intellectual Property
5          Licence Agreement
6          Confidentiality
7          Publications
8          Warranties and Undertakings
9          Announcements
10         Assignment
11         Costs
12         Further Assurance
13         Term
14         General
15         Governing Law and Jurisdiction
16         Counterparts

Schedule 1 - Research Plan
Schedule 2 - Licence Agreement




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THIS AGREEMENT is made on          1st November 1998

BETWEEN:-

(1) PEPTIDE THERAPEUTICS LIMITED (No 2774777) whose registered office is at 321 Cambridge Science Park, Milton Road, Cambridge, CB4 4WG UK ("PEPTIDE"); and

(2) NOVARTIS PHARMA AG whose registered office is at Lichtstrasse 35, CH-4002, Basel, Switzerland ("NOVARTIS").

Together referred to as "the Parties", each singly as a "Party".

WHEREAS

(A) Peptide has developed a system for the discovery of substrates and the development of inhibitors of protease enzymes known as RAPiD (Rational Approach to Protease Inhibitor Design);

(B) Novartis has identified the Target Protease for which they wish to develop Substrates and Inhibitors as such terms are hereinafter defined;

(C) The Parties have agreed that Peptide will carry out the Programme on the Target Protease using RAPiD and endeavour to provide a Substrate and Data (as hereinafter defined) to Novartis; and

(D) Following completion of the Programme, Novartis will have the option to enter into a licence agreement with Peptide to allow use of the Substrate and Data.

IT IS AGREED as follows:



1          DEFINITION



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           "AFFILIATE(S)"           In the case of either Party, a corporation
                                    or other entity which, directly or
                                    indirectly, controls, is controlled by or is under common control with, that Party. A corporation or other entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls more than fifty percent (50%) of the voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity.

            "ARISING IP"            Any Intellectual Property resulting from the
                                    Programme carried out by Peptide including
                                    Data.

            "BACKGROUND IP"         All Intellectual Property owned by or
                                    available to either Party prior to this
                                    Agreement or generated during the term of this Agreement but not resulting from the Programme. For the avoidance of doubt the Parties recognise that Novartis owns all Intellectual Property related to the Target
                                    Protease as well as to any compounds for which Novartis discovers a pharmacological activity with respect to such Target
                                    Protease, and Peptide owns all Intellectual
                                    Property related to RAPiD.



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           "CONFIDENTIAL INFORMATION"

                                    All information disclosed by one Party ("the
                                    Disclosing Party") to the other ("the
                                    Receiving Party") whether before or after the date of this Agreement which is not in the public domain including without prejudice to the generality of the foregoing; know-how and/or documents relating to or comprising the Background IP; know-how and/or documents relating to or comprising the Arising IP, and the Data and any information relating to the Disclosing Party's products, operations, processes, plans or intentions, know-how, intellectual property, inventions, trade secrets, market opportunities and business affairs.

           "DATA" The data relating to the Target Protease generated during the Programme by or on behalf of Peptide.

           "FRET"                   Fluorescence Resonance Energy Transfer.

           "INHIBITOR"              Any inhibitor of the Target Protease.

           "INTELLECTUAL PROPERTY"  Any and all interest whether legal or beneficial arising under the laws of England or elsewhere in patent, copyright, design right, rights in confidentiality, trade mark rights and any other analogous rights, applications for any of the foregoing (and the right to make such applications) including Know How.



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           "KNOW HOW"               Technical and scientific information,
                                    necessary or useful in developing
                                    Substrates, not at present in the public domain and held in any form (including, without limitation, that comprised in or derived from drawings, data, formulae, specifications, notes, chemical compounds, computer software, component lists, instructions, manuals, reports and process descriptions) by either Party to this Agreement.

           "LICENCE AGREEMENT"      The agreement to be entered into to allow
                                    Novartis to use the Substrate and the Data, the form of which is set out in Schedule 2.

           "OPTION PERIOD"          []*

           "PRESS RELEASE"          The press release announcing the conclusion
                                    of this Agreement the wording of which
                                    having been mutually agreed by the Parties .

           "PROGRAMME"              The research programme, outlined in Schedule
                                    1, during the performance of which Peptide will apply RAPiD to the Target Protease supplied by Novartis, and the purpose of which is to identify a Substrate for the Target Protease.

           "RAPID" Peptide's proprietary system for discovering substrates and developing inhibitors of protease enzymes.

           "REPORT" A written report summarising the Data to be provided by Peptide to Novartis.

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* This portion of the Exhibit has been omitted pursuant to a Request for
Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.


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           "SUBSTRATE"              A FRET substrate for the Target Protease
                                    having a []* and selected by Novartis as being suitable for use in an assay for measuring the proteolytic activity of Target Protease.

           "TARGET PROTEASE"        []*

2        THE PROGRAMME

2.1 Within []* of signing this Agreement, Novartis shall provide Peptide with sufficient Target Protease required for the Programme and any available information necessary to assay the Target Protease.

2.2 Peptide agrees to use reasonable endeavours to carry out the Programme and to deliver to Novartis the Report as soon as is reasonably practicable. In addition, if Peptide has identified a Substrate for the Target Protease, Peptide will promptly supply Novartis with approximately []* of the Substrate for evaluation by Novartis. In any event Peptide shall provide the Report to Novartis within []* of the date of this Agreement.

3        CONSIDERATION

         In consideration of Peptide carrying out the Programme Novartis agrees to pay to Peptide []* exclusive of any applicable sales taxes thereon within []* of (a) signing this Agreement and (b) receipt of an invoice for this amount from Peptide, whichever is later .

4        INTELLECTUAL PROPERTY

4.1 For the avoidance of doubt all Background IP shall remain the property of the Party owning such Background IP prior to this Agreement or generating or acquiring it during the term of this Agreement.

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* This portion of the Exhibit has been omitted pursuant to a Request for
Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.


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4.2      Any Arising IP and all Data shall be the property of Peptide.

4.3 Novartis shall have a sole licence during the Option Period to use the Data and the Substrate only for the purpose of internally evaluating the Data and the Substrate.

5        LICENCE AGREEMENT

5.1 During the Option Period Novartis may elect to enter into the License Agreement in the form set out in Schedule 2.


5.2 In the event Novartis elects not to enter into the License Agreement during the Option Period, the following terms and conditions shall apply, subject to Clause 6 hereof:


         (a) Novartis shall make no further use or disclosure of the Data nor of any data which has been derived, in part or in its entirety, from or by use of the Data; and

         (b) Novartis shall make no further use or disclosure of the Substrate provided or identified by Peptide nor any substrate derived from such Substrate nor shall it make any further use or disclosure of any associated Data related to the Substrate; and

         (c) Novartis shall make no further use or disclosure of any of the Confidential Information provided to it by Peptide; and

         (d) Novartis shall return to Peptide all Data and Confidential Information received by it in any format whatsoever together with any and all copies of such Data and Confidential Information which may have been made in any format whatsoever and agrees to destroy any remaining quantities of Substrate.


6        CONFIDENTIALITY



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6.1      During the term of this Agreement and for a period of []* after termination or expiration of this Agreement for any reason whatsoever the Receiving Party shall;

         6.1.1    keep the Confidential Information confidential;

         6.1.2 not disclose the Confidential Information to any other person or entity other than with the prior written consent of the Disclosing Party; and

         6.1.3 not use the Confidential Information for any purpose other than the performance of its obligations or the exercise of its rights under this Agreement.

The Receiving Party shall procure that its employees and the employees of its Affiliates are made aware of and comply with all the Receiving Party's obligations of confidentiality under this Agreement as if these employees were a party to this Agreement.

6.2 The obligations contained in Clause 6.1 shall not apply to any Confidential Information which: -

         6.2.1 at the date of this Agreement or at any time after the date of this Agreement is, or comes into, the public domain other than through breach of this Agreement by the Receiving Party or any Recipient;

         6.2.2 can be shown by the Receiving Party to the satisfaction of the Disclosing Party to have been known by the Receiving Party before disclosure by the Disclosing Party to the Receiving Party;

         6.2.3 subsequently comes lawfully into the possession of the Receiving Party from a third party under no obligation of confidence to the Disclosing Party in respect of such Confidential Information;

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* This portion of the Exhibit has been omitted pursuant to a Request for
Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.


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         6.2.4    is subsequently and independently developed by employees of the Receiving Party or Affiliates thereof who had no knowledge of the Confidential Information disclosed; or

         6.2.5 is required by law, by any court of competent jurisdiction or by any other appropriate regulatory body (including without limitation the London Stock Exchange Limited and the Panel on Take-overs and Mergers).


7        PUBLICATIONS

Neither Novartis nor Peptide shall submit for written or oral publication any manuscript, abstract or the like which includes data or other information generated and provided by the other Party without first obtaining the prior written consent of the other Party, which consent shall not be unreasonably withheld. The contribution of each Party shall be noted in all publications or presentations by acknowledgement or co-authorship, whichever is appropriate.


8        WARRANTIES AND UNDERTAKINGS

The Parties exclude to the fullest extent permitted by law any warranties, conditions, undertakings or terms implied by operation of law (statutory or otherwise).

9        ANNOUNCEMENTS

The Parties agree that immediately following the execution of this Agreement the Press Release may be released by the Parties . No other public announcement, communication or circular (other than to the extent required by law, the London Stock Exchange Limited or the Panel on Take-overs and Mergers or any other regulatory body in any jurisdiction) concerning the transactions referred to in this agreement shall be made or despatched by either Party for so long as this Agreement continues in force without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed.

10       ASSIGNMENT



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Neither Party shall assign or transfer or purport to assign or transfer any of its rights or obligations under this Agreement except with the prior written consent of the other Party save that either Party may at any time assign or transfer any of its rights or obligations under this Agreement to any of its Affiliates. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

11       COSTS

Except as otherwise expressly provided in this Agreement, each Party shall pay its own costs of and incidental to the negotiation, preparation, execution and implementation by it of this Agreement and of all other documents referred to in it.

12       FURTHER ASSURANCE

Each Party shall at its own cost do and execute or procure to be done and executed all necessary acts, deeds, documents and things reasonably within its power to give effect to this Agreement.

13       TERM

This Agreement shall come into effect on the date first written above and shall end on expiry of the Option Period.

14       GENERAL

14.1 This Agreement constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous such agreements whether made orally or in writing.

14.2 No variation of this Agreement shall be valid unless it is in writing and signed by or on behalf of each of the Parties.

14.3 The failure to exercise or delay in exercising right or remedy under this Agreement shall not constitute a waiver of the right or remedy or a waiver of any other rights or remedies



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         and no single or partial exercise of any right or remedy under this
         Agreement shall prevent any further exercise of the right or remedy or the exercise of any other right or remedy.

14.4 Nothing in this Agreement shall be construed as creating a partnership between the Parties or as constituting either Party as the agent of the other Party for any purpose whatsoever and neither Party shall have the authority or power to bind the other Party or to contract in the name of or create a liability against the other Party in any way or for any purpose.

14.5 If the performance of any part of this Agreement by either Party, or of any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason of any cause beyond the control of the Party liable to perform, unless conclusive evidence to the contrary is provided, the Party so affected shall, upon giving written notice to the other Party, be excused from such performance to the extent of such prevention, restriction, interference or delay, provided that the affected Party shall use its best efforts to avoid or remove such causes of non-performance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

14.6 Provisions of this Agreement which, by their nature, are intended to survive termination of this Agreement, shall so survive.




15       GOVERNING LAW AND JURISDICTION

         This Agreement shall be governed by the laws of England and Wales and the parties hereto hereby irrevocably submit to the jurisdiction of the English Courts.

16       COUNTERPARTS



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         This Agreement may be executed in any number of counterparts each of which when executed and delivered shall be an original, but all the counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties, through their authorised officers, have executed this Agreement as of the date first written above.

Signed on behalf of                      )
PEPTIDE THERAPEUTICS LIMITED             )



Signed on behalf of                      )
NOVARTIS PHARMA AG                       )








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                                   SCHEDULE 1


                                  RESEARCH PLAN



[]*

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* This portion of the Exhibit has been omitted pursuant to a Request for
Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.


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                                   SCHEDULE 2

                                       []*


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* This portion of the Exhibit has been omitted pursuant to a Request for
Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.


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